Events after the reporting period	9 Months Ended
Mar. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting period
Note 23. Events after the reporting period

S19j Pros sale
The remaining 6,040 S19j Pro miners held for sale were sold for total sale proceeds of $1,367,000 received in April 2025. Following this sale, there are nil S19j Pro miners classified as held for sale.

ATM Facility
Subsequent to 31 March 2025, the Company issued a further 17,407,940 Ordinary shares for total gross proceeds of approximately $107,575,981.

Grid connection agreement
In April 2025, the Group paid $13.4 million in refundable deposits in relation to the grid connection agreement with AEP Texas Inc. for the Sweetwater 2 project in West Texas. The Group expects to pay up to an additional $13.4 million in refundable connection deposits and up to $4.1 million in non-refundable connection costs over the next 12 months. The project has an expected energization date in late 2027.

U.S. importation tariff
On 17 April 2025, the Group received a Notice of Action (‘NOA’) from U.S. Customs and Border Protection challenging the country of origin of mining hardware imported by the Group to the U.S. between April 2024 and February 2025. Refer to note 19 for further details.

No other matter or circumstance has arisen since 31 March 2025 that has significantly affected, or may significantly affect the Group's operations, the results of those operations, or the Group's state of affairs in future financial years.